Exhibit 10.1

DEMAND PROMISSORY NOTE

US$60,000.00

Effective Date

June 19, 2012

1.

PROMISE TO PAY.  ENDURANCE EXPLORATIONS GROUP LLC, a Florida Limited Liability Company (referred to as the “Maker”), for value received, promises to pay to the order of MICAH ELDRED (“Lender”), at 15500 Roosevelt Blvd, Clearwater Florida 33760, or at such other place as the holder of this Promissory Note (“Note”) designates in writing to Maker, the principal amount of Sixty Thousand Dollars (US$60,000.00), together with interest as required under this Note.

2.

INTEREST RATE.  Maker shall pay interest on the outstanding principal amount of this Note as follows (as applicable, "Interest Rate"):

(a)

On the date hereof, Lender shall advance hereunder the effective sum of US $60,000.00.  For the period commencing on the date hereof ("Effective Date") and continuing until the Note is paid in full, the outstanding principal amount shall bear interest at the rate equivalent to 5% per year.

3.

PAYMENTS AND TERM.  The term of this note is indefinite and shall accrue interest at the rate stipulated above until paid in full. The entire unpaid principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder hereof. Upon written notice by Lender to Maker of a DEMAND FOR PAYMENT, Maker shall remit payment by cash, certified check or wire transfer within 72 hours of receipt of said demand.

4.

APPLICATION AND FORM OF PAYMENTS.  Payments will be applied first to accrued interest and then to principal, and all interest on this Note will be computed on the basis of the actual number of days elapsed over a 360-day year.  Payments of interest and principal must be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.  Payments received after 2:00 p.m. will be treated as being received on the next banking day.

5.

PREPAYMENT, LATE FEE, INTEREST ON DEFAULT, AND MAXIMUM INTEREST.

Maker may prepay all or any portion of this Note without penalty.  Maker shall give Lender one day’s prior written notice of any prepayment.

7.

DEFAULT AND REMEDIES.  The occurrence of any of the following events constitutes a “Default”:

 (a)

A breach by Maker of any representation, warranty, or covenant contained in this Note or any other agreement between Maker and Lender provided that Lender gives maker written notice of such breach and permits a 20 day opportunity to cure.

Upon the occurrence of a Default and at any time thereafter, Lender, at its option and as often as it desires, may declare all liabilities, obligations, and indebtedness due Lender, including this Note, to be immediately due and payable without demand, notice, or presentment, and may exercise any other remedy available to it under the Note, or any other agreement given by Maker to Lender, and any other remedy available to it at law or in equity.

8.

PAYMENT OF COSTS.  Maker shall pay all reasonable costs incurred by the holder of this Note in enforcing or collecting this Note and enforcing each agreement executed in connection with this Note, including without limitation all reasonable attorneys’ fees, costs, and expenses incurred in all matters of interpretation, enforcement, and collection, before, during, and after demand, suit, proceeding, trial, appeal, and post-judgment collection efforts as well as all reasonable costs and fees incurred by the holder of this Note in connection with any bankruptcy, reorganization, or similar proceeding (including efforts to obtain relief from any stay) if Maker or any other person or entity liable for the indebtedness represented by this Note becomes involved in any bankruptcy, reorganization, or similar proceeding.

9.

WAIVER AND CONSENTS.  Maker waives presentment, protest, notice of protest, and notice of dishonor.  Maker expressly consents to all extensions and renewals of this Note (as a whole or in part) and all delays in time or payment or other performance under this Note that the holder of this Note grants at any time and from time to time, without limitation and without any notice to or further  consent of Maker.  Maker agrees that its obligations under this Note are independent of the obligation of any other maker, guarantor or other person or entity that now or later is obligated to pay this Note.  Maker also agrees that Lender may release any security for or any other obligor of this Note or waive, extend, alter, amend, or modify this Note or otherwise take any action that varies the risk of Maker without releasing or discharging Maker from Maker’s obligation to repay this Note.

10.

VENUE.  Maker further agrees that venue for each action, suit, or other legal proceeding arising under or relating to this Note or any agreement securing or related to this Note shall be the County Court or Circuit Court located in Pinellas County, Florida, or the Federal District Court for the Middle District of Florida, and Maker hereby waives any right to sue or be sued in any other county in Florida or any other state.

11.

SAVINGS CLAUSE.  Nothing herein, nor any transaction related hereto, shall be construed or so operated as to require Maker to pay interest at a greater rate than shall be lawful. Should any interest or other charges paid by Maker in connection with the loan evidenced by this Note result in the computation or earning of interest in excess of the maximum contract rate of interest which is legally permitted under applicable Florida law or Federal preemption statutes, if Lender shall elect a benefit thereof, then any and all such excess shall be, and the same is, hereby waived by Lender, and any and all such excess shall be automatically credited against and in reduction of the balance due under this Note and any portion which exceeds the balance due under this Note shall be paid by Lender to Maker.

12.

WAIVER OF JURY TRIAL.  BY THE EXECUTION HEREOF, MAKER HEREBY KNOWINGLY,  VOLUNTARILY  AND  INTENTIONALLY  AGREES  THAT  NEITHER MAKER NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF MAKER   SHALL   SEEK   A   JURY   TRIAL   IN   ANY   LAWSUIT,   PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED  UPON  THIS  NOTE,  OR  ANY  OTHER  LOAN  DOCUMENT  EVIDENCING, SECURING, OR RELATING TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE OR TO  THE  DEALINGS  OR  RELATIONSHIP  BETWEEN  OR  AMONG  THE  PARTIES HERETO.  NEITHER MAKER NOR LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT OR CAN NOT BE WAIVED.  THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTION. NEITHER   MAKER   NOR   LENDER   HAS   IN   ANY   WAY   AGREED   WITH   OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.

13.

MODIFICATION.  This Note may not be modified or terminated orally, but only by agreement or discharge in writing and signed by Lender.  Any forbearance of Lender in exercising any right or remedy hereunder, relating to this transaction shall not be a waiver of or preclude the exercise of any right or remedy.  Acceptance by Lender of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Lender’s right to either require prompt payment when due of all other sums payable hereunder or to declare a default for the failure to make prompt payment in the future.

14.

SUCCESSORS AND ASSIGNS.  Whenever Lender is referred to in this Note, such reference shall be deemed to include the successors and assigns of Lender, including, without limitation, any subsequent assignee or holder of this Note, and all covenants, provisions, and all agreements by or on behalf of Maker and any endorsers, guarantors, and sureties hereof which are contained herein shall inure to the benefit of the successors and assigns of Lender.

15.

CORRECTIVE DOCUMENTATION.  For and in consideration of the funding or renewal of the indebtedness evidenced hereby, Maker further agrees to cooperate with Lender and to re-execute any and all documentation relating to the loan evidenced by this Note which is deemed necessary or desirable in Lender’s discretion, in order to correct or adjust any clerical errors or omissions contained in any document executed in connection with the loan evidenced by this Note.

16.

MISCELLANEOUS.  The headings preceding the text of the sections of this Note have been inserted solely for convenience of reference and do not limit or affect the meaning, interpretation, or effect of this Note or the sections.  The validity, construction, interpretation, and enforceability of this Note are governed by the laws of the State of Florida, excluding its laws relating to the resolution of conflicts of laws of different jurisdictions.  Each required notice, consent, or approval, if any, under this Note will be valid only if it is given in writing (or sent by telex, telegram, or telecopy and promptly confirmed in writing) and addressed by the sender to the recipient’s address that is listed in this Note or to such other addresses as either party may designate by written notice to the other party.  A validly given notice, consent, or approval will be effective (i) on receipt of hand delivery to the recipient, (ii) seven (7) days after having been deposited in the United States mail, certified or registered, return receipt requested, sufficient postage affixed or prepaid, or (iii) one (1) business day after it is deposited with an expedited, overnight courier service (such as by way of example but not limitation, U.S. Express Mail, Federal Express or Airborne).  These notice provisions apply only if a notice is required by this Note.  They do not apply if no notice is required by this Note.  This Note is not assignable by Maker.

IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered as of the date first above written.

ENDURANCE EXPLORATIONS GROUP LLC

By: _/s/ Micah Eldred

Manager

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